UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2020

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(Simon Property Group, Inc.)	(Simon Property Group, Inc.)	(Simon Property Group, Inc.)
Delaware	001-36110	34-1755769

225 West Washington Street

Indianapolis, Indiana 46204

(Address of principal executive offices)

(317) 636-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, $0.0001 par value	SPG	New York Stock Exchange
8⅜% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07           Submission of Matters to a Vote of Security Holders

At the 2020 Annual Meeting of shareholders of Simon Property Group, Inc. (the “Company”), held on May 12, 2020, the Company’s shareholders voted on the following business items which were set forth in the notice for the meeting:

Proposal 1 — Election of Directors: a proposal to elect ten (10) directors each for a one-year term ending at the 2021 Annual Meeting of Shareholders. All of the nominees for director received the requisite votes to be elected;

Proposal 2 — Advisory Vote to Approve the Compensation of our Named Executive Officers:  a proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Company’s proxy statement received approximately 97% of the votes cast; and

Proposal 3 — Ratification of Independent Registered Public Accounting Firm: a proposal to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020 received the requisite votes to be ratified.

The vote tabulation for each proposal is as follows:

Proposal 1 — Election of Directors

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Glyn F. Aeppel	258,937,234	4,402,230	156,695	15,041,617
Larry C. Glasscock	256,861,005	6,474,084	161,070	15,041,617
Karen N. Horn, Ph.D.	240,504,718	22,538,863	452,578	15,041,617
Allan Hubbard	249,444,415	13,892,514	159,230	15,041,617
Reuben S. Leibowitz	248,466,393	14,833,548	196,218	15,041,617
Gary M. Rodkin	257,088,593	6,245,372	162,194	15,041,617
Stefan M. Selig	243,712,988	19,622,542	160,629	15,041,617
Daniel C. Smith, Ph.D.	257,602,009	5,739,647	154,503	15,041,617
J. Albert Smith, Jr.	235,549,337	27,753,822	193,000	15,041,617
Marta R. Stewart	262,561,348	707,874	226,937	15,041,617

The voting trustees who vote the Company’s Class B common stock voted all 8,000 outstanding Class B shares for the election of the following three (3) persons as directors:

David Simon

Herbert Simon

Richard S. Sokolov

Proposal 2 — Advisory Vote to Approve the Compensation of our Named Executive Officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
255,308,852	7,706,533	480,774	15,041,617

Proposal 3 — Ratification of Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN
272,383,489	5,953,947	200,340

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2020
SIMON PROPERTY GROUP, INC.

	By:	/s/ Steven E. Fivel
Name: Steven E. Fivel
Title: General Counsel and Secretary